                                 October  1996


                         MONTHLY SERVICER'S CERTIFICATE
                           ADVANTA NATIONAL BANK USA

                        ADVANTA CREDIT CARD MASTER TRUST



The undersigned, a duly authorized representative of Advanta National Bank USA, as Servicer ("Advanta USA") pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of April 1,1992 (the "Agreement"), by and between Advanta USA, as Seller and Servicer and The Chase Manhattan Bank (formerly known as Chemical Bank), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement: provided that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this certificate is delivered. This certificate is delivered pursuant to subsection 3.04(b) of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Agreement.

          2. Advanta USA is as of the date hereof the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. The date of this Certificate is a Determination Date under the Agreement.

          5. The aggregate amount of Collections processed for the preceding
Monthly Period for this Payment Date is equal to               $234,242,076.36

          6. The aggregate amount of such Collections allocated to Principal Receivables for the preceding Monthly Period for this Payment Date was equal to:

                 Series 1992-3    $47,000,534.50
                 Series 1993-2    $37,600,427.57
                 Series 1993-4    $37,600,427.57
                 Series 1994-1    $37,600,427.59

          7. The aggregate amount of such Collections allocated to Finance Charges Receivables for the preceding Monthly Period for this Payment Date was equal to:

                 Series 1992-3    $6,817,815.04
                 Series 1993-2    $5,454,252.10
                 Series 1993-4    $5,454,252.10
                 Series 1994-1    $5,454,252.10

          8. The aggregate amount of such Collections allocated to Finance Charge Receivables that constitute Recoveries on Defaulted Accounts for this preceding Monthly Period for this Payment Date was equal to:

                 Series 1992-3    $120,831.42
                 Series 1993-2     $96,665.14
                 Series 1993-4     $96,665.14
                 Series 1994-1     $96,665.14

          9. The aggregate amount of such Collections of Finance Charge Receivables that constitute Interchange Fees for the preceding Monthly Period for this Payment Date was equal to:

                 Series 1992-3    $833,333.33
                 Series 1993-2    $666,666.67
                 Series 1993-4    $583,333.33
                 Series 1994-1    $500,000.00

          10. The aggregate amount of drawings,if any, under the Enhancement for each Series required to be made on the next succeeding Distribution Date is equal to:

                 Series 1992-3    $0.00
                 Series 1993-2    $0.00
                 Series 1993-4    $0.00
                 Series 1994-1    $0.00

          11. The amount of the Monthly Investor Servicng Fee required to be paid on the next succeeding Payment Date for each Series is equal to:

                 Series 1992-3    $833,333.33
                 Series 1993-2    $666,666.67
                 Series 1993-4    $666,666.67
                 Series 1994-1    $666,666.67

          12. The aggregate sum of all amounts payable to Investor Certificateholders of each Series on the succeeding Payment Date in respect of Monthly Investor Interest is equal to:

                 Series 1992-3    $2,478,506.94
                 Series 1993-2    $1,930,611.11
                 Series 1993-4    $1,937,500.00
                 Series 1994-1    $1,908,222.22

          13. The aggregate sum of all amounts payable to Investor Certificateholders of each Series on the succeeding Payment Date in respect of Monthly Investor Principal is equal to:

                 Series 1992-3    $0.00
                 Series 1993-2    $0.00
                 Series 1993-4    $0.00
                 Series 1994-1    $0.00

          14. The Enhancement Amount for each Series as of the close of business on the following Payment Date, after giving effect to all deposits, drawings and transfers, will be equal to:

                 Series 1992-3    $65,000,000.00
                 Series 1993-2    $52,000,000.00
                 Series 1993-4    $52,000,000.00
                 Series 1994-1    $32,000,000.00

          15. The existing aggregate Deficit Controlled Amortization Amount for each Series was equal to:

                 Series 1992-3    $0.00
                 Series 1993-2    $0.00
                 Series 1993-4    $0.00
                 Series 1994-1    $0.00

          16. The average Net Portfolio Yield for the three preceding Monthly
Periods was                                                             12.74%

          17. The average Base Rate for each Series for the three preceding Investor Interest Periods was equal to:

                 Series 1992-3    7.95%
                 Series 1993-2    7.79%
                 Series 1993-4    7.81%
                 Series 1994-1    7.73%

          18. The Investor Percentage for each Series of Collections allocated to Finance Charge Receivables for the Preceding Monthly Period was equal to:

                 Series 1992-3    22.90%
                 Series 1993-2    18.32%
                 Series 1993-4    18.32%
                 Series 1994-1    18.32%

          19. The Investor Percentage for each Series of Collections allocated to Principal receivables for the Preceding Monthly Period was equal to:

                 Series 1992-3    22.90%
                 Series 1993-2    18.32%
                 Series 1993-4    18.32%
                 Series 1994-1    18.32%

          20. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee pursuant to Section 5.02(a) of the Agreement

          21. As of the date hereof, to the best knowledge of the undersigned, no default in the performance of the Servicer under the Agreement has occurred or is continuing except as follows: [set forth in detail the (i) nature of such default, (ii) the action taken by the Servicer, if any, to remedy such default and (iii) the current status of each such default: if applicable, insert
"None"]                                                            None

          22. As of the date hereof no Liquidation Event or Controlled Amortization Event has been deemed to have occurred for the Monthly Period for this Payment Date.

          23. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables.

          In witness whereof, the undersigned has duly executed and delivered this certificate this
          November 12, 1996

                            ADVANTA NATIONAL BANK USA
                            as Owner/Servicer

                              /s/ MICHAEL COCO
                            ----------------------------------------
                              Michael Coco
                              Vice President

     Delinquent Balances

            The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

                                                     Aggregate Account Balance

       (a)  30-59 days:                                   $34,806,033.73
       (b)  60-89 days:                                   $19,697,351.34
       (c)  90-119 days:                                  $14,983,757.23
       (d)  120-149 days:                                 $10,845,366.03
       (e)  150-179 days:                                 $9,444,512.90
       (f)  180 or more days:                             $2,926,508.19








               ADVANTA NATIONAL BANK USA,
                 as Servicer







            /s/ MICHAEL COCO
            ----------------------
            By: Michael Coco
                Vice President

                                   October 1996


                     MONTHLY CERTIFICATEHOLDER'S STATEMENT
                          ADVANTA NATIONAL BANK USA


                               ADVCC Master Trust I

                                  Series 1992-3


Under Section 5.02 of the Amended and Restated Master Pooling and Servicing Agreement, dated as of April 1, 1992, (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Agreement") between Advanta National Bank USA as Seller and Servicer and The Chase Manhattan Bank (formerly known as Chemical Bank), as Trustee (the "Trustee"), Advanta National Bank USA as Servicer is required to prepare prepare certain information each month regarding current distributions to Certificateholders and the performance of the Advanta Credit Card Master Trust I (the "Trust") during the previous month. The information which is required to be prepared with respect to the Payment Date of November 15, 1996and with respect to the performance of the Trust during the month of October 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used herein have their respective meanings set forth in the Agreement.

       A. Information Regarding the Current Monthly Distribution
          (Stated on the Basis of $1,000 Certificate).
       1. The total amount of the distribution to Series 1992-3
          Certificateholders per $1,000 original certificate principal amount
          Class A-1                                                   4.958333
          Class A-2                                                   4.955694

       2. The amount of the distribution set forth in paragraph 1 above with respect to interest on the Series 1992-3 Certificates, per $1,000 original principal amount
          Class A-1                                                   4.958333
          Class A-2                                                   4.955694

       3. The amount of the distribution set forth in paragraph 1 above with respect to principal on the Series 1992-3 Certificateholders
          per $1,000 original principal amount                         0.00000

      B.  Information regarding the Performance of the Trust

       1. Collection of Receivables.
          (a) The aggregate amount of Collections of Receivables processed during the Monthly Period immediately preceding the Payment Date with the respect to the Investor Certificates of all Series
                                                               $234,242,076.36

          (b) The aggregate amount of average Receivables outstanding during the Monthly Period immediately preceding the Payment
          Date with the respect to the investor Certificates of all Series
                                                             $2,154,057,728.87

          (c) The aggregate amount of Collections of Receivables in respect of Finance Charge Receivables processed during the Monthly
          Period immediately preceding the Payment Date which were
          allocated with respect to Series 1992-3 Certificates   $6,817,815.04

          (d) The aggregate amount of Collections of Receivables in respect of Principal Receivables processed during the Monthly Period immediately preceding the Payment Date which were allocated
          with respect to Series 1992-3 Certificates            $47,000,534.50

       2.  Principal Receivables in the Trust:

          (a) The aggregate amount of Principal Receivables as of the end of the last day of the preceding Monthly Period (which reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor Certificates of all Series)
                                                             $2,152,283,681.37

          (b) The aggregate amount of Principal Receivables in the Trust represented by the Series 1992-3 Certificates (the "Investor Amount") as of the end of the last day of the preceding Monthly
          Period                                               $500,000,000.00

          (c) The Investor Amount on the date of issuance of the Series 1992-3 Investor Certificates (the "Initial Investor Amount")
                                                               $500,000,000.00

          (d) The Investor Percentage with respect to the allocation of
          charged-off Receivables to Series 1992-3 Certificateholders   22.90%

          (e) The Investor Percentage with respect to the allocation of
          Principal Receivables to Series 1992-3 Certificateholders     22.90%

       3. Investor Charged-Off Amount

          The aggregate of the Investor Charged-Off Amounts for the
          Monthly Period corresponding to the Payment Date allocable
          to the Series 1992-3 Certificates                      $2,430,730.12

       4. Reduction Amount; Reimbursement of Reduction Amount

          (a) The amount of the drawing, if any, under the Enhancement   $0.00

          (b) The excess of the Reduction Amount allocable to the Series 1992-3 Certificates over the amount of the drawing, if any, under the Enhancement made to reimburse the Series 1992-3
          Certificateholders for such amount written off                 $0.00

          (c) The Reduction Amount set forth in Item 5(b) above, per $1,000 interest (which will have the effect of reducing, pro rata, the amount of each Series 1992-3 Investor Certificateholder's
          investment                                                  0.000000

          (d) The total amount reimbursed to the Trust for such Payment Date
          in respect of the Reduction Amount                             $0.00

          (e) The amount set forth in Item 5(d) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of
          each Series 1992-3 Certificateholder's investment)          0.000000

          (f) The amount, if any, by which the outstanding principal balance of the Investor Certificates exceeds the Series 1992-3 Investor Amount as of the end of the day on the Record date with respect
          to the Payment Date                                            $0.00

       5.5. Investor Servicing Fee

          The amount of the Series 1992-3 Monthly Servicing Fee payable
          to the Servicer for the Payment Date                     $833,333.33

       6. Available Enhancement Amount

          (a) The amount available to be drawn under the Enhancement for the Series 1992-3 Certificates as of the close of business on such Payment date, after giving effect to any drawings on
          the Enhancement Provider on such Payment Date         $65,000,000.00

          (b) The ratio of the Available Enhancement Amount to the
          Investor Amount of the Series 1992-3 Certificates as of the
          close of business on such Payment date, after giving effect to any drawings on the Enhancement and payments to the
          Enhancement Provider on such Payment Date                     13.00%

       7. Carryover Controlled Amortization Amount

          The existing Carryover Controlled Amortization Amount for
          such Distribution Amount                                       $0.00

       C. The Pool Factor

          The Pool Factor for the Preceding Record Date (which
          represents the ratio of the amount of the Investor Amount
          as of such Record Date (adjusted after taking into account any reduction in the Investor Amount which will occur on the following Payment Date) to the Initial Investor Amount). The amount of a Certificateholder's pro rata share of the Investor Amount can be determined by multiplying the original
          denomination of the Holder's Certificate by the Pool Factor     1.00

      D.  Receivables Balance

       1. The aggregate amount of Principal Receivables in the Trust at the close of business on the last day of the immediately preceding Monthly Period (which reflects the Principal
          Receivables represented by Exchangeable Seller's
          Certificate and by the Investor Certificates of all Series)
                                                             $2,152,283,681.37

       2. The aggregate amount of Finance Charge Receivables
          in the Trust as the close of business on the last day of
          the immediately preceding Monthly Period              $29,112,255.31

     Delinquent Balances

            The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

                                                    Aggregate Account Balance

       (a)  30-59 days:                                  $34,806,033.73
       (b)  60-89 days:                                  $19,697,351.34
       (c)  90-119 days:                                 $14,983,757.23
       (d)  120-149 days:                                $10,845,366.03
       (e)  150-179 days:                                $9,444,512.90
       (f)  180 or more days:                            $2,926,508.19








               ADVANTA NATIONAL BANK USA,
                 as Servicer







            /s/ MICHAEL COCO
            ----------------------
            By: Michael Coco
                Vice President

                                   October 1996



                     MONTHLY CERTIFICATEHOLDER'S STATEMENT

                         ADVANTA NATIONAL BANK USA


                       ADVANTA CREDIT CARD MASTER TRUST
                                Series 1993-2



Under the Amended and Restated Master Pooling and Servicing Agreement (the "Agreement"), dated as of April 1, 1992, by and between Advanta National Bank USA ("Advanta USA") as Seller and Servicer, and The Chase Manhattan Bank, (formerly known as Chemical Bank) as Trustee, Advanta USA, as Servicer, is required to prepare certain information each month regarding current distributions to all Investor Certificateholders of Series 1993-2 and the performance of the ADVANTA Credit Card Master Trust ("the Trust") during the previous Monthly Period. The information which is required to be prepared with respect to the distribution on the November 15, 1996 Payment Date (the "Payment Date") and with respect to the performance of the Trust during the Monthly Period for such Payment Date is set forth in the Certificate prepared in accordance with Section 5.2(a) of the Agreement and additional information specific to the Series 1993-2 Certificates is set forth below in accordance with section 4.2 of the Series 1993-2 Supplement to the Agreement. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of Series 1993-2. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have their respective meanings set forth in the Agreement.


     1.   The total amount of the distribution on the Payment Date per $1000
          original principal amount of the Investor Certificates      4.826528

     2. The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the
          Investor Certificates                                       0.000000

     3. The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 original principal amount of the Investor
          Certificates                                                4.826528

     4. The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Investor
          Certificates                                          $43,818,011.48

     5. The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect
          of the Investor Certificates                          $37,600,427.57

     6. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect
          of the Investor Certificates                           $5,454,252.10

     7.   The Investor Charged-Off Amount for the prior Monthly Period is
                                                                 $1,944,584.10

     8.   The aggregate amount of the  Reduction Amounts for Series 1993-2
          for the Monthly Period is                                      $0.00

     9    The aggregate amount of the  Reduction Amounts for Series 1993-2
          reimbursed on such Payment Date is                             $0.00

     10.  The amount of the Monthly Investor Servicing Fee for the prior
          Monthly Period is                                        $666,666.67

     11.  The Pool Factor as of the end of the last day of the prior Monthly
          Period is                                                       1.00

     12. The amount, if any, by which the outstanding principal balance of the Investor Certificates exceeds the Investor Amount as of the end of the day on the Record Date with respect to such Payment Date (after giving effect to any activity on such Payment Date) is $0.00

     13.  The Investor Amount after giving effect to any payments on such
          Payment Date is                                      $400,000,000.00

     14.  The Cash Collateral Guaranty Amount as of the close of business on
          the Payment Date is                                   $52,000,000.00

     15. The amount by which the Net Portfolio Yield for such Monthly Period exceeds the Base Rate for the related Investor Interest Period 5.03%

     16. The aggregate existing Carryover Controlled Amortization Amount with respect to Series 1993-2 (after giving effect to any activity on
          such Payment Date) is                                          $0.00

     17.  The Investor Percentage with respect to Principal Receivables
          is                                                            18.32%

          and with respect to Finance Charge Receivables is             18.32%

     Delinquent Balances

            The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

                                                     Aggregate Account Balance

       (a)  30-59 days:                                   $34,806,033.73
       (b)  60-89 days:                                   $19,697,351.34
       (c)  90-119 days:                                  $14,983,757.23
       (d)  120-149 days:                                 $10,845,366.03
       (e)  150-179 days:                                 $9,444,512.90
       (f)  180 or more days:                             $2,926,508.19








               ADVANTA NATIONAL BANK USA,
                 as Servicer







            /s/ MICHAEL COCO
            ----------------------
            By: Michael Coco
                Vice President

                                   October 1996



                     MONTHLY CERTIFICATEHOLDER'S STATEMENT

                           ADVANTA NATIONAL BANK USA


                        ADVANTA CREDIT CARD MASTER TRUST
                                 Series 1993-4



Under the Amended and Restated Master Pooling and Servicing Agreement
(the "Agreement"), dated as of April 1, 1992, by and between Advanta National Bank USA ("Advanta USA") as Seller and Servicer, and The Chase Manhattan Bank (formerly known as Chemical Bank), as Trustee, Advanta USA, as Servicer, is required to prepare certain information each month regarding current distributions to all Investor Certificateholders of Series 1993-4 and the performance of the ADVANTA Credit Card Master Trust (the "Trust") during the previous Monthly Period. The information which is required to be prepared with respect to the distribution on the November 15, 1996 Payment Date (the "Payment Date") and with respect to the performance of the Trust during the Monthly Period for such Payment Date is set forth in the Certificate prepared in accordance with Section 5.2(a) of the Agreement and additional information specific to to Series 1993-4 Certificates is set forth below in accordance with section 4.2 of the Series 1993-4 Supplement to the Agreement. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of Series 1993-4. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have their respective meanings set forth in the Agreement.


     1.   The total amount of the distribution on the Payment Date per $1000
          original principal amount of the Investor Certificates      4.843750

     2. The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of the
          Investor Certificates                                       0.000000

     3. The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 original principal amount of the Investor
          Certificates                                                4.843750

     4. The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Investor
          Certificates                                          $43,734,678.14

     5. The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect
          of the Investor Certificates                          $37,600,427.57

     6. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect
          of the Investor Certificates                           $5,454,252.10

     7.   The Investor Charged-Off Amount for the prior Monthly Period is
                                                                 $1,944,584.10

     8.   The aggregate amount of the  Reduction Amounts for Series 1993-4
          for the Monthly Period is                                      $0.00

     9    The aggregate amount of the  Reduction Amounts for Series 1993-4
          reimbursed on such Payment Date is                             $0.00

     10.  The amount of the Monthly Investor Servicing Fee for the prior
          Monthly Period is                                        $666,666.67

     11.  The Pool Factor as of the end of the last day of the prior Monthly
          Period is                                                       1.00

     12. The amount, if any, by which the outstanding principal balance of the Investor Certificates exceeds the Investor Amount as of the end of the day on the Record Date with respect to such Payment Date (after giving effect to any activity on such Payment Date) is $0.00

     13.  The Investor Amount after giving effect to any payments on such
          Payment Date is                                      $400,000,000.00

     14.  The Invested Amount after giving effect to payments on such
          Payment Date is                                      $400,000,000.00

     15.  The Pre-Funded Amount after giving effect to payments on such
          Payment Date is                                                $0.00

     16.  The Cash Collateral Guaranty Amount as of the close of business on
          the Payment Date is                                   $52,000,000.00

     17. The amount by which the Net Portfolio Yield for such Monthly Period exceeds the Base Rate for the related Investor Interest Period 4.76%

     18. The aggregate existing Carryover Controlled Amortization Amount with respect to Series 1993-4 (after giving effect to any activity on
          such Payment Date) is                                          $0.00

     19.  The Investor Percentage with respect to Principal Receivables
          is                                                            18.32%

          and with respect to Finance Charge Receivables is             18.32%

     Delinquent Balances

            The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

                                                     Aggregate Account Balance

       (a)  30-59 days:                                   $34,806,033.73
       (b)  60-89 days:                                   $19,697,351.34
       (c)  90-119 days:                                  $14,983,757.23
       (d)  120-149 days:                                 $10,845,366.03
       (e)  150-179 days:                                 $9,444,512.90
       (f)  180 or more days:                             $2,926,508.19








               ADVANTA NATIONAL BANK USA,
                 as Servicer







            /s/ MICHAEL COCO
            ----------------------
            By: Michael Coco
                Vice President

                                     October 1996



                       MONTHLY CERTIFICATEHOLDER'S STATEMENT

                             ADVANTA NATIONAL BANK USA


                          ADVANTA CREDIT CARD MASTER TRUST
                                    Series 1994-1



Under the Amended and Restated Master Pooling and Servicing Agreement (the "Agreement"), dated as of April 1, 1992, by and between Advanta National
Bank USA ("Advanta USA") as Seller and Servicer, and The Chase Manhattan
Bank (formerly Chemical Bank), as Trustee, Advanta USA, as Servicer, is required to prepare certain information each month regarding current distributions to all Investor Certificateholders of Series 1994-1 and the performance of the ADVANTA Credit Card Master Trust (the "Trust") during the previous Monthly Period. The information which is required to be prepared with respect to the distribution on the November 15, 1996Payment Date (the "Payment Date") and with respect to the performance of the Trust during the Monthly Period for such Payment Date is set forth in the Certificate prepared in accordance with Section 5.2(a) of the Agreement and additional information specific to the series 1994-1 Certificates is set forth below in accordance with section 4.2 of the series 1994-1 Supplement to the Agreement. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate of Series 1994-1. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have their respective meanings set forth in the Agreement.


     1.   The total amount of the distribution on the Payment Date per
          $1000 original principal amount of Class A Certificates     4.757639

     2.   The total amount of the distribution on the Payment Date per
          $1000 original principal amount of Class B Certificates     4.972917

     3. The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the
          Class A Certificates                                        0.000000

     4. The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the
          Class B Certificates                                        0.000000

     5.   The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 original principal amount of the
          Class A Certificates                                        4.757639

     6.   The amount of distribution set forth in paragraph 2 above in respect of interest, per $1,000 original principal amount of the
          Class B Certificates                                        4.972917

     7.   The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the
          Series 1994-1 Certificates                            $43,651,344.83

     8. The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect
          of the Series 1994-1 Certificates                     $37,600,427.59

     9. The aggregate amount of Class B Principal Collections processed during the prior Monthly Period and allocated in respect of the
          Class B Certificates                                   $2,259,324.53

     10. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect
          of the Class A Certificates                            $5,126,534.70

     11. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect
          of the Class B Certificates                              $327,717.40

     12.  The Class A Investor Charged-Off Amount for the prior Monthly
          Period is                                              $1,827,775.87

     13.  The Class B Investor Charged-Off Amount for the prior Monthly
          Period is                                                $116,808.22

     14.  The aggregate amount of Class A Reduction Amounts for the prior
          Monthly Period is                                              $0.00

     15.  The aggregate amount of Class B Reduction Amounts for the prior
          Monthly Period is                                              $0.00

     16.  The aggregate amount of Class A Reduction Amounts reimbursed
          on such Payment Date is                                        $0.00

     17.  The aggregate amount of Class B Reduction Amounts reimbursed
          on such Payment Date is                                        $0.00

     18.  The amount of the Class A Monthly Servicing Fee for the prior
          Monthly Period is                                        $626,666.67

     19.  The amount of the Class B Monthly Servicing Fee for the prior
          Monthly Period is                                         $40,000.00

     20.  The Class A Pool Factor as of the end of the last day of the prior
          Monthly Period is                                            1.00000

     21.  The Class B Pool Factor as of the end of the last day of the prior
          Monthly Period is                                            1.00000

     22.  The Class A Investor Amount after giving effect to any payments
          on such Payment Date is                              $376,000,000.00

     23.  The Class B Investor Amount after giving effect to any payments
          on such Payment Date is                               $24,000,000.00

     24. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after
          giving effect to any activity on such Payment Date is           0.00

     25. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after
          giving effect to any activity on such Payment Date is           0.00

     26.  The Available Cash Collateral Amount as of the close of business
          on such Payment Date is                               $32,000,000.00

     27.  The Available Shared Enhancement Amount as of the close of
          business on such Payment Date is                      $24,000,000.00

     28.  The amount by which the Net Portfolio Yield for such Monthly
          Period exceeds the Base Rate for such Monthly Period is        4.59%

     29.  The amount of Interchange with respect to the prior Monthly
          Period is                                                $500,000.00

     30.  The amount of Servicer Interchange with respect to the prior
          Monthly Period is                                        $333,333.33

     31.  The aggregate existing Carryover Controlled Amortization Amount with respect to Series 1994-1 (after giving effect to any activity
          on such Payment Date) is                                       $0.00

     32.  The Investor Percentage with respect to Principal Receivables
          is                                                            18.32%

          and with respect to Finance Charge Receivables is             18.32%

     Delinquent Balances

            The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

                                                     Aggregate Account Balance

       (a)  30-59 days:                                   $34,806,033.73
       (b)  60-89 days:                                   $19,697,351.34
       (c)  90-119 days:                                  $14,983,757.23
       (d)  120-149 days:                                 $10,845,366.03
       (e)  150-179 days:                                 $9,444,512.90
       (f)  180 or more days:                             $2,926,508.19








               ADVANTA NATIONAL BANK USA,
                 as Servicer







            /s/ MICHAEL COCO
            ----------------------
            By: Michael Coco
                Vice President